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                                                                    Exhibit 10.1

                        FIFTH AMENDMENT TO LOAN AGREEMENT


     THIS AMENDMENT is made as of May 14, 2004 by ASPECT MEDICAL SYSTEMS, INC. (the "Borrower") and FLEET NATIONAL BANK (the "Lender").


                                    RECITALS


     A. The Lender and the Borrower are parties to a letter agreement dated as of May 16, 2001, as amended (as amended, the "Loan Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

     B. The Borrower has requested that the Bank (i) extend the expiration and
(ii) amend the procedures for borrowing Revolving Loans or requesting Letters of Credit.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO LOAN AGREEMENT.

     A. Definition of "Pledge Agreement". Section 1.1(ii) of the Loan Agreement is hereby amended in its entirety as follows:

          "(ii) that certain Deposit Pledge Agreement (the "Pledge Agreement") dated as of May 14, 2004 from the Borrower to the Bank."


     B. Definition of "Available Commitment". The definition of "Available Commitment" in Section 7.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          "Available Commitment" - At any time, an amount equal to (A) the lesser of (y) the Commitment or (y) an amount equal to the result of
          (i) the aggregate amount on deposit in all accounts subject to the Pledge Agreement divided by (ii) 1.02, minus (B) the LC Exposure Amount."

     C. Borrowing. Whenever the Borrower requests a Revolving Loan or the issuance, extension or renewal of any of Letter of Credit under the Loan Agreement, the Borrower shall certify to the Bank that, after giving effect to such Revolving Loan or Letter of Credit, (A) the sum of the outstanding principal amount of the Revolving Loans, plus LC Exposure Amount is less than or equal to (B) an amount equal to the aggregate amount on deposit in all accounts subject to the Pledge Agreement divided by (ii) 1.02.

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     D. Expiration Date. The definition of "Expiration Date" in Section 7.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "Expiration Date" - May 13, 2005, unless extended by the Bank which extension may be given or withheld by the Bank in its sole discretion.

II.      NO FURTHER AMENDMENTS.

     Except as specifically amended hereby, the Loan Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed in all respects, and the indebtedness of the Borrower to the Lender evidenced thereby and by the Revolving Note is hereby reaffirmed in all respects. On and after the date hereof, each reference in the Loan Agreement to "this letter agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in Pledge Agreement to the Loan Agreement, "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

III.     CONFIRMATION OF SECURITY.

     The Pledge Agreement (as defined in the Loan Agreement, as amended hereby) shall remain in full force and effect and is hereby ratified and affirmed in all material respects. The Borrower hereby acknowledges and agrees that the "Obligations" secured by, and entitled to, the benefits of the Pledge Agreement include, without limitation, the Revolving Note.

IV.      CONDITIONS.

     This Amendment shall become effective on the first date on which the Borrower shall have executed and delivered to the Bank the Deposit Pledge Agreement dated as of the date hereof.

V.       MISCELLANEOUS.

     A. As provided in the Loan Agreement, the Borrower agrees to reimburse the Lender upon demand for all out-of-pocket costs, charges, liabilities, taxes and expenses of the Lender (including reasonable fees and disbursements of counsel to the Lender) in connection with the (a) preparation, negotiation, interpretation, execution and delivery of this Amendment and any other agreements, instruments and documents executed pursuant or relating hereto, and
(b) any enforcement hereof.

     B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                           ASPECT MEDICAL SYSTEMS, INC.


                                            By: /s/ J. Neal Armstrong
                                                -------------------------
                                            Title: Vice President and CFO
                                                   ----------------------


                                            FLEET NATIONAL BANK


                                            By: /s/ Peter G. McCarthy
                                                -------------------------
                                            Title:  SVP
                                                    ---------------------


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FLEET NATIONAL BANK                                     DEPOSIT PLEDGE AGREEMENT

     THIS AGREEMENT is made as of May 14, 2004 by and between ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation (the "Pledgor") and Fleet National Bank (the "Bank"), 100 Federal Street, Boston, Massachusetts 02110.

     The Pledgor and the Bank have entered into that certain loan agreement dated as of May 16, 2001 (as amended, the "Loan Agreement") pursuant to which the Pledgor has delivered to the Bank, among other instruments, its promissory note in the face amount of $5,000,000 (the "Note"). In order to induce the Bank to issue letters of credit for the benefit of the Pledgor and to make the loans evidenced by the Note, the Pledgor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants to the Bank a security interest in, and exclusive control over, the items of Collateral as described below (the "Collateral"). The Collateral is pledged to secure all of the following (collectively, the "Obligations"): (i) payment by the Pledgor of the Note; (ii) payment and performance by the Pledgor of all of its obligations, now existing or hereafter arising, under the Loan Agreement; and
(iii) payment and performance of all other Obligations (as defined in the Loan Agreement) of the Pledgor to the Bank.

COLLATERAL:       1)   All funds, amounts, balances and deposits plus interest
                       accrued thereon:
                        | | in Account No. __________maintained with the Bank; | | recorded on the books and records of the Bank,its
                            Nassau and London branches, or its International Banking Facility;
                  2)    | | ALL Certificates of Deposit, checks or other
                            instruments;
                        |X| Certificate of Deposit No. 1005043 issued by the
                            Bank (in the face amount of $100,000.00, maturing July 30, 2004);
                        |X| Certificate of Deposit No. 1004985 issued by the
                            Bank (in the face amount of $100,000.00, maturing June 30, 2005);
                        | | Savings  Certificate  No.________  maintained with
                            Bank or with the following institution:
                            ----------------------------------------------;
                        together with all renewals thereof or substitutions therefor, and all checks or other instruments representing the same or purchased with the proceeds thereof; and

                  3) All proceeds of and interest in any of the foregoing, now existing or hereafter deposited, credited, issued or arising (this clause (3) to apply in any case, whichever of the foregoing alternatives is checked).

The Pledgor and the Bank agree that the above pledge, and the security interest granted herewith, are subject to all of the following terms and conditions.

1. Collateral. (a) The Collateral shall remain in the control or possession of the Bank and shall constitute continuing collateral security for the full payment and performance of

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the Obligations. The Pledgor agrees that so long as
any of the Obligations remains outstanding no action of any kind whatsoever may be taken by Pledgor or any other person with respect to any portion of the Collateral without the Bank's written consent. The Bank hereby agrees that it will promptly provide such written consent to withdrawal of any portion of the Collateral which exceeds an amount equal to the product of (i) 1.02 times (ii) the aggregate amount of the Obligations, including the LC Exposure Amount (as defined in the Loan Agreement).

           (b) The Bank is hereby authorized and appointed as agent and attorney-in-fact of the Pledgor, which appointment is coupled with an interest and shall be irrevocable so long as any of the Obligations remains outstanding, to sign and deliver such documents, endorsements and instruments and to take all such other actions in the name of the Pledgor as the Bank may deem necessary or advisable to perfect or preserve its security interest in and lien on the Collateral. In the event that any of the Obligations shall be secured by the pledge of deposits placed with another financial institution or with the Bank's London or Nassau branch, the Pledgor agrees, to the extent required by applicable local law, to execute and deliver a notice and acknowledgement of assignment of deposits with respect to such Collateral in form and substance satisfactory to the Bank and to provide a control agreement with respect thereto acknowledged by the institution holding such deposits.

     2. Waivers by Pledgor. The Pledgor waives: notice of acceptance hereof, notice of any action taken or omitted by the Bank in reliance hereon, notice of default with respect to any of the Obligations and, to the fullest extent it may effectively do so under applicable law, all defenses which might at any time be available to a guarantor or surety of the Obligations.

     3. Pledge Unconditional. This Agreement is the direct, unconditional, absolute and primary obligation of the Pledgor, and no invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this Agreement. This Agreement and the Collateral are given to secure payment, and not merely collection, of the Obligations. The Bank shall not be required to seek to enforce any of its rights under any other agreement as a condition to exercise or to enforce its rights hereunder, nor shall any delay or failure to seek to enforce any such rights affect, impair or be a defense to the Bank's rights hereunder.

     4. Defaults and Remedies. Each of the following shall constitute a default hereunder: (i) the occurrence of an Event of Default under, and as defined in, the Loan Agreement, or (ii) the service upon the Bank, its International Banking Facility, its Nassau branch or its London branch, or upon any other financial institution in which the Collateral is located, of any summons naming the Bank or such facility or branch as trustee for the Pledgor, or (iii) service of any similar writ or process of attachment relating to any deposit or property of the Pledgor held or maintained by the Bank. Upon the occurrence of any default hereunder (and after the expiration of applicable grace periods, if any), the Bank may apply any Collateral to the satisfaction of any or all of the Obligations and pursue any additional rights or remedies available to it hereunder, under the Loan Agreement and/or any related documents, and/or under applicable law.

     5. Representations and Warranties. The Pledgor represents and warrants to the Bank that: except for the security interest granted to the Bank hereunder, the Collateral is and shall remain free from any adverse lien, security interest or encumbrances in favor of others, other than Permitted Liens; the Pledgor is duly organized under the laws of the State of Delaware; the

                                      -2-

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Pledgor has full power to enter into and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting the rights of creditors generally; the execution, delivery and performance of this Agreement will not violate any provision of any existing law or regulation applicable to the Pledgor or of its charter or of any order or decree of any court, arbitrator or governmental agency or of any material contractual undertaking to which it is a party or by which it may be bound; and no consents, licenses, approvals or authorizations of, exemptions by or registrations or declarations with, any governmental authority are required with respect to this Agreement.

     6. Costs. The Pledgor agrees to reimburse the Bank for any reasonable out-of-pocket costs or expenses (including, without limitation, reasonable, fees and disbursements of counsel) incurred by the Bank in connection with the preservation or enforcement of its rights or remedies under this Agreement.

     7. Interpretation, etc. This Agreement is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Except as expressly provided herein, no waiver of any of its rights and no modification or amendment of this Agreement shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank; each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Pledgor to the Bank in any other respect or at any other time. The Collateral, this Agreement and the rights and obligations of the Bank and of the Pledgor hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts. This Agreement is binding upon the Pledgor, its successors and assigns and shall inure to the benefit of the Bank and its respective successors or assigns. The headings contained herein are for convenience only and shall not affect the construction hereof. If any provision hereof is prohibited or unenforceable in any jurisdiction, the same shall not affect the remaining provisions hereof nor affect the validity or enforceability of such provision in any other jurisdiction.

     8. Submission to Jurisdiction. Pledgor irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in Boston, Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement or the Collateral. Pledgor irrevocably waives, to the fullest extent it may effectively do so under applicable laws, its right to a trial by jury, and any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Pledgor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon Pledgor and may be enforced in the courts of the United States of America and The Commonwealth of Massachusetts (or any other courts to the jurisdiction of which the Pledgor is or may be subject) by a suit upon such judgment, provided that service of process is effective on Pledgor as permitted by law.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed, as an instrument under seal, and delivered as of the date first above written.


                                                ASPECT MEDICAL SYSTEMS, INC.


                                                By:  /s/ J. Neal Armstro
                                                     -------------------------
                                                Name: J. Neal Armstrong
                                                Title: Vice President and CFO


Agreed and Accepted:

FLEET NATIONAL BANK



By: /s/ Peter G. McCarthy
    --------------------------
    Peter G. McCarthy
    Senior Vice President


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